Supplement dated March 17, 2022, to the
Prospectus for your Variable Annuity
Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Wilton Reassurance Life Company of New York. Your variable annuity contract may not offer all of the variable sub-accounts described below. Please check your annuity prospectus to determine which of the following changes affect the annuity contract that you own.
Fund Name Changes
Effective April 29, 2022, the funds listed below will change their names.

Fund – Current Name	Fund – New Name
Invesco V.I. International Growth Fund - Series I	Invesco V.I. EQV International Equity Fund - Series I
Invesco V.I. International Growth Fund - Series II	Invesco V.I. EQV International Equity Fund - Series II
Fund Closures
Effective on May 1, 2022 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed to all Contract Owners except those Contract Owners who have contract value invested in the variable sub-accounts as of the Closure Date:

Invesco V.I. Technology Fund - Series I
Invesco V.I. Technology Fund - Series II
Templeton Foreign VIP Fund - Class 2
Contract Owners who have contract value invested in these variable sub-accounts as of the Closure Date may continue to submit additional investments into the variable sub-accounts thereafter, although they will not be permitted to invest in the variable sub-accounts if they withdraw or otherwise transfer their entire contract value from the variable sub-accounts following the Closure Date. Contract Owners who do not have contract value invested in the variable sub-accounts before the Closure Date will not be permitted to invest in these variable sub-accounts thereafter.
Any applicable dollar cost averaging, category models and/or auto-rebalancing programs, if elected by a Contract Owner prior to the Closure Date, will not be affected by the closure unless a Contract Owner withdraws or otherwise transfers his entire Account Value from the variable sub-accounts. In that case, the program would terminate and no further allocations to these variable sub-accounts will be permitted.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.
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